SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


October 30, 1998
(Date of report)



SYNCRONYS SOFTCORP
(Exact name of registrant as specified in its charter)

Nevada                                          0-25736
(State or other jurisdiction of incorporation)	(Commission file number)

33-0653223
(I.R.S. Employer Identification No.)



3958 Ince Boulevard
Culver City, California 90232
(Address of principal executive offices and zip code)





(310) 842-9203
(Registrant telephone number)










This Form 8-K consists of 9 pages






                                                                Page 1 of 9


Item 5.  Other Events.

On October 15, 1998 Syncronys Softcorp filed its third Monthly Interim Statement and Debtor in Possession Operating Report for the period: September 1, 1998 through September 30, 1998. Reports details listed under Item 7 following this item.






                                                                Page 2 of
Item 7.  Financial Statements and Exhibits.

Office of the United States Trustee

In re:                 Debtor in Possession Interim Statement

Syncronys Softcorp                            Statement Number: 3
Debtor                                        For the period From:  1-Sep-98
Chapter 11 Case No: LA98-38413VZ                               To: 30-Sep-98

CASH ACTIVITY ANALYSIS (Cash Basis Only)    General        Payroll     Tax
                                            Account        Account     Account
A. Total Receipts per all Prior
             Interim Statements          $173,732.60     79,100.00      100.00
B. Less: Total Disbursements per all
                   Prior statements       160,912.63     78,482.40           0
C. Beginning Balance (A less B)            12,819.97        617.60      100.00
D. Receipts during Current Period                  See separate sheet

TOTAL RECEIPTS THIS PERIOD:                 8,932.53     16,500.00           0
E. Balance Available (C plus D)            21,752.50     17,117.60      100.00
F. Less Disbursements during Current Period
   (Attach Separate Listing if Necessary)
Date   Check No.    Payee/Purpose
                                                   See separate sheet

TOTAL DISBURSEMENTS THIS PERIOD:           22,377.13     16,195.67           0
G. Ending Balance (E less F)                $-624.63       $921.93     $100.00

H. (1) General Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(b) Account Number: 15811 07930

(2) Payroll Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(b) Account Number: 15817 07932

(3) Tax Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(c) Account Number: 15817 07937

I. Other monies on hand (specify type and location) (i.e. Cert. Of Deposit) $1,010 - CD, Bank of America 9453 Culver Bl. Culver City, CA 90232

I, Alan Hart, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.

Dated: 10/15/1998								/s/Alan Hart
               										Accountant
									               	Syncronys Softcorp
									               	Debtor in Possession

                                                                Page 3 of 9
September 1, 1998 Through September 30, 1998 - Interim Statement

                                                         Bank Accounts
Date     Type    Description                     General    Payroll       Tax

                 Receipts

9/01/98  Deposit Misc. checks                      152.04
9/03/98  Deposit On Line Sales 8/1/98 - 8/31/98  1,582.40
9/15/98  Deposit SoftKat A/R collection          5,651.90
9/16/98  Deposit ABCC A/R collection             1,071.75
9/17/98  Deposit On Line Sales - Visa / MC         474.44
9/18/98  Deposit Secured Loan                              16,500.00

         Total Receipts this period              8,932.53  16,500.00

                 Disbursements

9/1/98   CK1053  S&J Maintenance -
                 Office Cleaning                   250.00
9/4/98   CK1060  Walter Doyle - Advance          5,200.00
                 against expenses
9/9/98   CK1056  Corporate Planners -
                 Resident agent fees               344.80
9/9/98   CK1059  Walter Doyle - Advance          1,200.00
                 against expenses
9/10/98  CK1054  Walter Doyle - Advance          3,500.00
                 against expenses
9/10/98  ED      Paychex Invoice -Aug/Sept                    347.45
9/11/98  ED      Paychex 401k invoice                         107.00
9/15/98  CK1066  Cash - Misc. exp.                 300.00
9/15/98  CK1067  Disclosure Incorporated -
                 Software license & freight         26.33
9/15/98  CK1071  Frontier Communication -
                 Telephone Bill                  1,378.73
9/15/98  CK1072  Pacific Bell - Phone bill         431.18
9/16/98  CK1062  Ingram Gore                     1,100.00
9/23/98  ED      Aug 15, 1998 Payroll
                 Employee Direct Deposits                  12,662.08
9/22/98  ED      Aug 15, 1998 Payroll Taxes                 3,079.14
9/25/98  CK1064  Walter Doyle - Advance          4,500.00
                 against expenses
9/25/98  CK1065  Walter Doyle - Advance            850.00
                 against expenses
9/30/98  CK1068  Blue Cross of CA -
                 Employee Health Insurance         416.44
9/30/98  CK1069  Blue Shield of CA -
                 Employee Dental plan            2,369.12
9/30/98  CK1076  IOS Capital - Equip. Lease        388.47
9/30/98  CK1077  UNUM Life Insurance -
                 Employee life insurance plan       35.16
9/30/98  CK1078  Vision Service Plan
                 Employee vision plan               86.90
         Total Disbursements this period       $22,377.13  $16,195.67         0


                                                                Page 4 of 9

Office of the United States Trustee

In re:      Debtor in Possession Operating Report  Page 1 of 3

Syncronys Softcorp                            Report Number: 3
Debtor                                        For the period From:  1-Sep-98
Chapter 11 Case No: LA98-38413VZ                               To: 30-Sep-98
1. Profit and Loss Statement (Accrual Basis only)
A. Related to Business Operations:
Gross Sales                            $ 9,893
Less: Sales Returns and Discounts            0
      Net Sales                                   9,893
Less: Cost of Goods Sold:
Beginning Inventory at Cost             26,321
Add: Purchases                          -4,611
Less: Ending Inventory at Cost          21,710
      Cost of Goods Sold                          4,611
           Gross Profit                                      5,282
           Other Operating Revenues:                             0
Less: Operating Expenses:
Officer Compensation                         0
Salaries and Wages - Other Employees    30,167
      Total Salaries and Wages                   30,167
      Employee Benefits and Pensions                150
Payroll Taxes                            1,316
Real Estate Taxes                          185
Federal and State Income Tax                 0
      Total Taxes                                 1,501
Rent and Lease Exp(Real & Personal Prop)10,540
Interest Expense (Mortgage, Loan, etc.)      0
Insurance                                  146
Automobile Expense                           0
Utilities (Gas, Elect, Water, Phone)     1,310
Depreciation and Amortization              465
Repairs and Maintenance                    401
Advertising                                495
Supplies, Office Expenses, copies, etc.)   273
Bad Debts                                    0
Miscellaneous Operating Expenses:       57,645 (see attached sheet)
      Total Operating Expenses                  103,093
            Net Gain/Loss from Business Operations         (97,811)

B. Not Related to Business Operations:
Income:
      Interest income                                 8
      Other Non-Operating Revenue (Specify)           0
      Gross Proceeds on Sale of Assets       0
      Less: Original Cost of Assets plus
            Expenses of Sale                 0
            Net Gain/Loss on Sale of Assets           0
Total Non-Operating Income                                       8
Expenses Not Related to Business Operations:
Legal and Professional Fees (Specify)                 0
Other Non-Operating Expenses (Specify)                0
Total Non-Operating Expenses                                     0
NET INCOME/LOSS FOR PERIOD                                $(97,803)
                                                                Page 5 of 9

     Syncronys Softcorp September 1998 Misc. Operating Expenses

          Bank Charges                     0.00
          Consultants - G&A           25,000.00
          Copier & Postage meter Lease   412.06
          Corporate Fees                 344.80
          Courier                        243.95
          Dues and Subscriptions           0.00
          Misc. Marketing Expenses        36.90
          Misc. Office Expense           682.47
          Misc. R&D                      119.04
          Payroll Service                347.45
          Postage                          0.00
          Technical Support            4,618.58
          Telephone                    2,671.38
          Temporary personnel          1,070.64
          Web Site & Internet            897.30
          Consultants - M&S           21,200.00

     Total Misc. Operating Expenses  $57,644.57










                                                                Page 6 of 9
Debtor in Possession Operating Report No: 3  Page 2 of 3

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):
                               Accounts Payable	  Accounts Receivable
      Current     Under 30 Days     $82,997          $ 15,353
      Overdue     31 - 60 Days        2,733                 0
      Overdue     61 - 90 Days            0                 0
      Overdue     91 - 120 Days           0                 0
      Overdue     Over 121 Days           0                 0
           TOTAL                    $85,730          $ 15,353

3. Statement of Status of Payments to Secured Creditors and Lessors:

Creditor/Lessor  Freq. Of Payments   Amount of     Next        Post-Petition
                 Per Contract/Lease  Each Payment Payment    Payments Not Made
                 (i.e. mo., qtr.)                   Due       Number   Amount

IOS Capital      mo                  $213.43      10/31/98
Pitney Bowes     qtr                  145.18      10/30/98

4. Tax Liability:
      Gross Payroll Expense for Period:                  $30,167
      Gross Sales for Period Subject to Sales Tax:       $     0

                                Date Paid    Amount Paid   Post Petition
                                                           Taxes Owed
Federal Payroll & Withholding
Taxes                           9/23/98        $2,371      $ 2,371
State Payroll & Withholding
Taxes                           9/23/98           708          708
State Sales & use Tax             N/A             N/A          N/A
Real Property taxes               N/A             N/A          N/A

5. Insurance Coverage:     Carrier/ Amount of    Policy    Premium
                             Agent  Coverage	 Exp Date  Paid Through Date

Worker's Compensation         ABD   $1,000,000   10/20/98    7/15/98
Liability                     ABD   10,000,000   10/20/98   10/20/98
Fire & Extended Coverage      ABD    1,000,000   10/20/98   10/20/98
Property                      ABD      200,000   10/20/98   10/20/98
Theft                         ABD      200,000   10/20/98   10/20/98
Life (Beneficiary):           N/A
Vehicle                       ABD       30,000   10/20/98   10/20/98
Other (Specify):
       D&O Excess             ABD    2,500,000   10/27/98    9/18/98
       D&O                    ABD    2,500,000   10/27/98    9/18/98









                                                                Page 7 of 9
Debtor in Possession Operating Report No: 3  Page 3 of 3

Questions:

A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

   : yes Explain:
 X : No

B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as has been authorized by the Court?

   : yes Explain:
 X : No

7. Statement of Unpaid Professional Fees (Post Petition Amounts Only)

Name of Professional                State Type of               Total Post
                                    Professional              Petition Amount
                                 (Attorney/Accountant, etc.)       Unpaid

Levene, Neale, Bender & Rankin       BK Attorney                 $6,844.01

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

       N/A

9. Quarterly Fees; (This fee must be paid to the United States Trustee every calendar quarter)

Quarterly Period	Total Distribution  Quarterly	Date Amount Check	Quarterly Fee
     Ending           for Quarter        Fee    Paid  Paid   No.   Still Owing

Sept. 30, 1998      $198,968           $1,250                       $1,250


I, Alan Hart, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: 10/15/98    /s/Alan Hart
                   Accountant
                   Syncronys Softcorp
                   Debtor in Possession







                                                                Page 8 of 9



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      SYNCRONYS SOFTCORP
                                                      (Registrant)




Date: October 30, 1998                                By:  /S/ Walter D. Doyle
                                                      Walter D. Doyle
                                                      President/CEO



















                                                                Page 9 of 9